Exhibit 99.1

ON Semiconductor and Catalyst Semiconductor, Inc.

Proposed Merger Registration Statement Declared Effective

PHOENIX, AZ and SANTA CLARA, CA – Sept. 8, 2008 – ON Semiconductor Corporation (NASDAQ: ONNN) and Catalyst Semiconductor, Inc. (NASDAQ: CATS), today announced that the Securities and Exchange Commission has declared effective the Registration Statement on Form S-4 relating to the proposed merger between ON Semiconductor Corporation and Catalyst Semiconductor, Inc. As previously announced, ON Semiconductor and Catalyst Semiconductor have entered into a definitive merger agreement under which ON Semiconductor would acquire Catalyst Semiconductor in a stock-for-stock merger. Under the terms of the agreement, each outstanding share of Catalyst Semiconductor common stock would be exchanged for 0.706 shares of ON Semiconductor common stock.

Catalyst Semiconductor stockholders of record as of the close of business on September 5, 2008 will be mailed the definitive proxy statement/prospectus in connection with the proposed merger with ON Semiconductor and will be entitled to vote at the special meeting of Catalyst Semiconductor stockholders. The special meeting of Catalyst Semiconductor stockholders to consider and vote upon the proposed merger with ON Semiconductor has been scheduled for October 9, 2008 at 10:00 a.m., local time, at the principal executive offices of Catalyst Semiconductor, 2975 Stender Way, Santa Clara, CA 95054. The transaction is expected to close as soon as practicable under the terms and conditions of the merger agreement, which include, among other things, a requirement that Catalyst Semiconductor stockholders approve the merger.

Catalyst Semiconductor stockholders are encouraged to read the definitive proxy statement/prospectus in its entirety as it provides, among other things, a detailed discussion of the process that led to the proposed merger and the reasons behind Catalyst Semiconductor’s Board of Directors’ recommendation that Catalyst Semiconductor stockholders vote FOR the merger.

About ON Semiconductor

With its global logistics network and strong product portfolio, ON Semiconductor (NASDAQ: ONNN) is a preferred supplier of high performance energy efficient silicon solutions to customers in the power supply, automotive, communication, computer, consumer, medical, industrial, mobile phone, and military/aerospace markets. The company’s broad portfolio includes power, signal management, analog, DSP, advance logic, clock management and standard component devices. Global corporate headquarters are located in Phoenix, Arizona. The company operates a network of manufacturing facilities, sales offices and design centers in key markets throughout North America, Europe, and the Asia Pacific regions. For more information, visit http://www.onsemi.com.

About Catalyst Semiconductor

Headquartered in Santa Clara, California, Catalyst Semiconductor designs and markets analog, mixed-signal and non-volatile memory products, including Digitally Programmable Potentiometers (DPP™), white and color LED drivers, DC/DC converters, LDO regulators, voltage supervisors, bus expanders, serial and parallel EEPROMs, Flash and NVRAM. Many of Catalyst’s products incorporate the Company’s Quantum Charge Programmable™ technology, to deliver Adaptive Analog™ products, which offer a new level of customer flexibility, lower power and smaller die size. Catalyst products are used in

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ON Semiconductor and Catalyst Semiconductor, Inc. Proposed Merger Registration Statement Declared Effective

telecommunications, computer, automotive, industrial and consumer markets. Typical applications include LCD displays, automotive lighting, optical networks, printers, modems, wireless LANs, network cards, DIMM modules, cellular telephones, navigation systems, set-top boxes and Internet routers.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the benefits of the proposed transaction between ON Semiconductor Corporation (“ON”) and Catalyst Semiconductor, Inc. (“Catalyst Semiconductor”) and the future financial performance of ON. These forward-looking statements are based on information available to ON and Catalyst Semiconductor as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON’s or Catalyst Semiconductor’s control. In particular, such risks and uncertainties include difficulties encountered in integrating merged businesses; the risk that the transaction does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the variable demand and the aggressive pricing environment for semiconductor products; dependence on each company’s ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for its current products; the adverse impact of competitive product announcements; revenues and operating performance; changes in overall economic conditions; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at customers and distributors; technological and product development risks; availability of raw materials; competitors’ actions; pricing and gross margin pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions; risks associated with leverage and restrictive covenants in debt agreements; risks associated with international operations; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of ON’s SEC filings, and Catalyst Semiconductor’s Annual Report on Form 10-K as filed with the SEC on July 3, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other of Catalyst Semiconductor SEC filings. These forward-looking statements should not be relied upon as representing ON’s or Catalyst Semiconductor’s views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

This communication is being made in respect of the proposed transaction involving ON and Catalyst Semiconductor. In connection with the proposed transaction, ON has filed with the SEC a Registration Statement on Form S-4 (File No. 333-153164) containing a proxy statement/prospectus and each of ON and Catalyst Semiconductor have filed with the SEC other documents regarding the proposed transaction. The definitive proxy statement/ prospectus will be mailed to stockholders of Catalyst Semiconductor on or about September 11, 2008. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by ON and Catalyst Semiconductor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and the proxy statement/prospectus and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or

ON Semiconductor and Catalyst Semiconductor, Inc. Proposed Merger Registration Statement Declared Effective

going to ON’s corporate website at www.onsemi.com, or from Catalyst Semiconductor by directing a request to Catalyst Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 95054, Attention: Investor Relations (telephone: (408) 542-1000) or going to Catalyst Semiconductor’s corporate website at www.catsemi.com. Catalyst Semiconductor stockholders needing assistance with voting may also contact Catalyst Semiconductor’s proxy advisor, MacKenzie Partners, Inc., at (212) 929-5500 (Collect) or (800) 322-2885 (Toll-Free).

ON and Catalyst Semiconductor, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 4, 2008. Information regarding Catalyst Semiconductor’s directors and executive officers is contained in Catalyst Semiconductor’s Form 10-K/A filed with the SEC on August 14, 2008. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

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ON Semiconductor and the ON Semiconductor logo are registered trademarks of Semiconductor Components Industries, LLC. Catalyst Semiconductor and the Catalyst Semiconductor logo are registered trademarks of Catalyst Semiconductor, Inc. All other brand and product names appearing in this document are registered trademarks or trademarks of their respective holders. Although ON Semiconductor and Catalyst Semiconductor reference their respective websites in this news release, information on those websites is not to be incorporated herein.

Investor Relations Contact:	Media Relations Contact:

Ken Rizvi	Anne Spitza
ON Semiconductor	ON Semiconductor
Corporate Development, Treasury & Investor Relations	Media Relations
(602) 244-3437	(602) 244-6398
ken.rizvi@onsemi.com	anne.spitza@onsemi.com

David Eichler	Sherry Hill
Catalyst Semiconductor	Catalyst Semiconductor
Investor Relations	Marketing & IR Communications
(408) 542-1000	(408) 542-1080
david.eichler@catsemi.com	sherry.hill@catsemi.com